Redefining Oncology Treatment with Next-Generation Radiopharmaceuticals

Why Radiotherapy, Why Perspective: Realizing the Untapped Value Across Oncology

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Proprietary Radioligand Platform Optimizes Therapeutic Index

Proprietary Pb-Based Chelator Designed for Broader and Safer Use

Lead-212: Optimal Isotope with Advantages Over Beta and Other Alpha Emitters

Imaging Optimizes Targeted Delivery to Tumor

Solid Tumors are an Attractive Market for Radiopharmaceuticals

End-to-End Manufacturing with Clinical Supply Secured and Commercial Scale Underway

Advancing a Diverse Wholly Owned 212Pb-Based Oncology Portfolio

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need

VMT-⍺-NET: Potential First-in-Class 212Pb-Radioligand Therapy Targeting SSTR2

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-⍺-NET in NETs

Compelling Anti-tumor Activity with Sustained or Deepening Responses

VMT-⍺-NET: Durable Disease Control Across All Doses

Best-in-class Safety Profile1

VMT-⍺-NET: Select Adverse Events of Special Interest

VMT-α-NET’s Compelling Profile Supports Potential Registration Study at Current Dose Level

Checkpoint Inhibitors Transformed Care of Melanoma but Leave Many Patients Behind

VMT01: Potential First-in-Class 212Pb Therapy Targeting MC1R for Melanoma

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma

Preliminary Anti-tumor Activity Observed at Lower Dose of VMT01

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 2 Patients)

VMT01 is Well-tolerated with Initial Anti-tumor Activity Supporting Further Development

FAP-ɑ is an Attractive Cancer Target with Broad Solid Tumor Potential

PSV359: Potential First-in-Class 212Pb Therapy Targeting FAP-ɑ for Solid Tumors

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain

Phase 1/2 Data Expected Across All 3 Clinical Programs in 2026

Abbreviations

APPENDIX

NETs Trials

VMT-⍺-NET: Baseline Patient Characteristics in ASCO-GI 2026 Data Analysis

Patient Exposure and Follow-up with [212Pb]VMT-α-NET in ASCO-GI 2026 Data Analysis

VMT-⍺-NET: Durable Disease Control Across All Doses

VMT-⍺-NET: Signal of Sustained Anti-tumor Activity

Patient with Confirmed PR After [212Pb]VMT-α-NET Treatment

Blood Creatinine During Follow-up for All Patients Treated (n=56)

Refractory Metastatic Melanoma Trials

ICI Combo Rationale: Strong Synergy with [212Pb]VMT01 in Melanoma

Perspective’s proprietary chelator has been optimized for lead-based RPTs

Redefining Oncology Treatment with Next-Generation Radiopharmaceuticals

Corporate Presentation

February 2026

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company’s timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company’s product candidates; the Company’s expected cash runway; the potential functionality, capabilities and benefits of the Company’s product candidates and the potential application of these product candidates for other disease indications; the potential size of the commercial market for the Company’s product candidates; the Company’s expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; uncertainties regarding the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company’s ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; the Company’s ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; and any changes in applicable laws and regulations. Certain factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

PERSPECTIVE® THERAPEUTICS

Why Radiotherapy, Why Perspective: Realizing the Untapped Value Across Oncology

Next Frontier in Precision Oncology

Addressing large, unmet medical needs | Unlocking previously undruggable targets | Clinically validated modality

Perspective's Clinically Validated Differentiated Platform

- High potency alpha emitter payload
- Proprietary chemistry designed for superiority
- Commercial manufacturing capacity

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Neuroendocrine Tumors
VMT-α-NET

^{212}Pb therapy targeting **SSTR2**

Potential best-in-class overall clinical profile

Safety profile meets desired patient and clinician needs

Phase 1/2a data updates expected throughout 2026

(57 patients dosed)[1]

Melanoma
VMT01/02

^{212}Pb therapy targeting **MC1R**

Evaluating clinical synergy with checkpoint inhibitor combinations

Safety profile allows for earlier lines of therapy

Initial Phase 1/2a data expected mid 2026

(26 patients dosed)[1]

Advanced Solid Tumors
PSV359

^{212}Pb therapy targeting **FAP-α**

Previously undruggable target expressed in majority of solid tumors

Human data support strong tumor uptake with fast renal clearance

Initial Phase 1/2a data expected late 2026

(5 patients dosed)[1]

3 value inflection catalysts in 2026

[1]As of December 31, 2025

PERSPECTIVE THERAPEUTICS

Proprietary Radioligand Platform Optimizes Therapeutic Index



Alpha-emitting ^{212}Pb Isotope for strong tumor killing

- Deadly double-stranded DNA breaks
- Short range emissions decrease collateral damage

Proprietary Pb Chelator[1] for improved safety

- Rapid renal clearance lowers nephrotoxicity
- Retained radioactivity reduces systemic toxicity

Engineered Peptides for tumor specificity

- High tumor specificity mitigates off-target effects
- Rapid blood clearance improves safety

Yielding clinical results with potentially superior efficacy and safety

[1]Schultz, M., et al (2024). Compositions for chelating metals at low temperatures. *U.S. Patent No. 12128115 B2*. Washington, DC: U.S. Patent and Trademark Office.

Proprietary Pb-Based Chelator Designed for Broader and Safer Use


H2N
O
HO
O
N
N
212Pb2+
N
O
N
R
NH
O
OH

Pb-specific chelator[1]

Designed to retain potent payload

Net neutral charge for rapid renal clearance

Reduced reuptake by kidneys

Favors uptake by tumor cells

Benefits of CATX Proprietary Chelator

- Yields fewer side effects
- Limits liver and kidney toxicity
- Potential for broad clinical utility
- Improves therapeutic window

[1]Schultz, M., et al (2024). Compositions for chelating metals at low temperatures. *U.S. Patent No. 12128115 B2*. Washington, DC: U.S. Patent and Trademark Office.

Lead-212: Optimal Isotope with Advantages Over Beta and Other Alpha Emitters

	Lutetium (^{177}Lu) *β radiation*	Actinium (^{225}Ac) *α radiation*	Lead (^{212}Pb) *α radiation*	Competitive Advantage
Potency	■□□	■■■	■■■	Better anti-tumor activity
Off-Target Damage	■□□	■■■ ■□□*	■■■	Better safety
Decay Profile	■■■	■□□	■■■	Better safety
Half Life	■■□	■□□	■■□	Better clinical profile
Supply/Production	■■■	■□□	■■■	Better access
Patient Convenience	■■□	■□□	■■■	Better patient management
Theranostic Pair	■□□	■□□	■■■	Better patient selection

*Daughter isotopes

Imaging Optimizes Targeted Delivery to Tumor


Cancer cell
Imaging (^{203}Pb)
Diagnostic Payload
Targeting peptide
Chelator
Isotope
Therapeutic (^{212}Pb)
High Potency Payload


Imaging
Therapeutic

Imaging agent shows precisely where the therapeutic agent will target

Novel Compound Development

In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

Phage display screening



- Phage display followed by affinity maturation
- Bioconjugate chemistry and further optimization
- In vitro and in vivo binding assays identified lead candidates[1]

Compound 3-30 | **Compound 3-42** | **Compound 3-59**



[1]World Molecular Imaging Congress 2024 abstract #82

PERSPECTIVE THERAPEUTICS

Solid Tumors are an Attractive Market for Radiopharmaceuticals

Solid Tumor Type	Total U.S. Patients[1]	Approved Radiopharmaceutical
Breast Cancer	*320k*	
Prostate Cancer	***314k***	**Pluvicto, $1.74bn annual sales[2,3]**
Non-Small Cell Lung Cancer	*204k*	
Colorectal Cancer	*154k*	
Melanoma	*105k*	
Bladder Cancer	*85k*	
Kidney Cancer	*81k*	
Pancreatic Cancer	*67k*	
Liver Cancer	*42k*	
Gastric Cancer	*30k*	
Small Cell Lung Cancer	*23k*	
Neuroendocrine Tumors	***22k***	**Lutathera, >$800m annual sales[2,3]**
Sarcoma	*17k*	

Potential TAM of
~$30bn

[1]U.S. incidence sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/
[2]Financial report for 9M2025; [3]Financial report for 4Q2024.

End-to-End Manufacturing with Clinical Supply Secured and Commercial Scale Underway

Radioisotope Stockpile

Dose Manufacture

Delivery to Patients

In house manufacturing delivering finished product to treatment sites

Ongoing Clinical-Grade Production

Two sites supporting three ongoing clinical trials

Ongoing capacity expansion

Process patents issued on generator and scale up

Geographic Expansion Strategy

Planned facilities for scalable supply network

Designed to support >$1B in annual sales/site

Secured stockpile of precursor isotope

PERSPECTIVE THERAPEUTICS

Advancing a Diverse Wholly Owned ^{212}Pb-Based Oncology Portfolio

Program	Target	Disease	Candidate evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Key Expected Milestone	Global Rights
VMT-α-NET	SSTR2	Neuroendocrine Tumors					Phase 1/2a updates throughout 2026	PERSPECTIVE THERAPEUTICS
		Other SSTR2 Tumors					TBD	PERSPECTIVE THERAPEUTICS
VMT01/02	MC1R	Melanoma *Imaging & Therapy*	Monotherapy				Initial Phase 1/2a data mid 2026	PERSPECTIVE THERAPEUTICS
		Melanoma *Imaging & Therapy*	Combination with Nivolumab				Initial Phase 1/2a data mid 2026	PERSPECTIVE THERAPEUTICS
PSV359	FAP-α	Solid Tumors					Initial Phase 1/2a data late 2026	PERSPECTIVE THERAPEUTICS
Multiple	*Undisclosed*	*Undisclosed*					First in human images	PERSPECTIVE THERAPEUTICS

PERSPECTIVE® THERAPEUTICS

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need



Whole body SPECT scan of NET patient imaged with [^{203}Pb]VMT-α-NET

Large Defined Patient Population

90%

of GEP-NETs express SSTR2[1]

Broadly expressed in SCLC, breast cancer, meningioma, head & neck cancer

~170K

living with disease in the US[2]

~12K

new diagnoses annually in the US[2]

Indolent Disease in Need of Safe and Durable Therapies

13% ORR[3] with standard of care LUTATHERA®

>$800M Trailing 12 months sales of LUTATHERA® [4,5]

~20% LUTATHERA® annual sales growth rate[4,5]

[1] Maratta MG, et al. Somatostatin Receptor Expression of Gastroenteropancreatic Neuroendocrine Tumors: A Comprehensive Analysis in the Era of Somatostatin Receptor PET Imaging. *Cancers (Basel)*. 2025;17(12):1937. Published 2025 Jun 11. doi:10.3390/cancers17121937; [2]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. *Endocr Connect*. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [3]LUTATHERA USPI; [4]Financial report for 9M2025; [5]Financial report for 4Q2024.

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Potential First-in-Class ^{212}Pb-Radioligand Therapy Targeting SSTR2

Addressing Therapeutic Gaps

Clinically validated target

Potential for improved safety and durability

Backed by positive clinical data

Positive Initial Phase 1 Data

39% ORR in patients regardless of SSTR2 expression profile

44% ORR in patients with all SSTR2+ lesions

78% remained progression free with 1+ year of follow-up

Well tolerated

New and Updated Analyses Expected in 2026

MTD not yet reached; enrolling Cohort 3 for optionality

Cohort 2 updates expected through 2026

Fast Track Designation

Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-α-NET in NETs

Dose-Finding Study in Radiotherapy Naïve, SSTR2 Positive Patients

Reached 96-97 weeks follow up

Cohort 1 ✓
2.5 mCi x 4
n = 2

Reached 6-83 weeks follow up

Cohort 2 ✓
5.0 mCi x 4
n = 46

Reached 0-7 weeks follow up

Cohort 3
6.0 mCi x 4
*n = 8**

Phase 3 Registration Study

GEP-NETs
All lesions SSTR2+

Additional SSTR2+ tumor types

Potential expansion into SCLC, breast cancer, meningioma, head & neck cancer

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618*
*Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025. Subsequently, one additional patient received treatment as of December 31, 2025.

Compelling Anti-tumor Activity with Sustained or Deepening Responses

Nine responders among 23 patients (39%)

All tumors expressing SSTR2 (*n = 16*):

- **44% response rate**
- **81% progression free and alive**

Best % Change in Tumor Size[1]


30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
8.7% 7.9% 3.2% 2.6%
PD PD SD SD
SD SD SD SD SD SD SD SD SD uPR PR PR PR PR PR PR PR PR
-5.1% -9.4% -17.0% -17.3% -18.9% -22.0% -22.4% -27.5% -27.5% -37.0% -45.9% -50.9% -53.1% -54.6% -57.4% -60.9% -62.1% -64.3%
*Heterogenous SSTR2 expression profile with ≥1 non SSTR2+ lesions
ESMO 2025
ASCO-GI 2026

[1]Change in sum of diameters from baseline per RECIST v1.1
Data shown for Cohort 2; one patient had a non-evaluable scan post baseline scan and therefore not included in this chart.
Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

VMT-α-NET: Durable Disease Control Across All Doses

Time to best response still emerging with majority of patients remaining on study



2.5 mCi
5.0 mCi (≥1 non SSTR2+ lesions)
5.0 mCi (all lesions SSTR2+)
First response
Confirmed response
PD
× Death
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Weeks after first treatment

Darker segment of each bar represents treatment period, lighter segment represent time on study post the treatment period. Cohort 1 patient have entered long-term follow-up for safety only.
One patient passed away for sequela of metastatic neuroendocrine tumors. The patient was a stable disease by RECIST at the time of the death event.
Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

PERSPECTIVE THERAPEUTICS

Best-in-class Safety Profile[1]

[^{212}Pb]VMT-α-NET remains well-tolerated with more patients (n=56) and longer follow up (median 40 weeks)



Most common (>15%) TEAEs
Grade 4
Grade 3
Grade 2
Grade 1
Alopecia
66%
Fatigue
2%
63%
Nausea
63%
Diarrhea
5%
43%
Anemia
38%
Lymphocyte count decreased
2%
16%
36%
Abdominal pain
2%
25%
ALP increased
20%
AST increased
20%
ALT increased
2%
20%
Hypertension
5%
16%
Headache
16%
Constipation
16%
Back pain
16%
0%
20%
40%
60%
80%
100%

No DLTs

No discontinuations due to AEs

Grade ≥3 TEAEs in 21 patients (37.5%)

One Grade 4 TEAE event (resolved)

No dysphagia

No serious renal complications

No clinically significant treatment-related myelosuppression

SAEs reported in five patients: None deemed related to the study medication

The following additional Grade 3 AEs occurred in 1 patient each: vomiting, hypokalemia, presyncope, asthenia, cardiac failure, gamma-glutamyltranferase increased, alanine aminotransferase increased, pancreatitis, fatigue, abdominal pain, and influenza like illness. Grade 3 AE of syncope was reported in two patients. A Grade 4 AE occurred in one patient in Cohort 3 after cycle 2. This event was transient and resolved without medical intervention. The patient continues to receive [^{212}Pb]VMT-α-NET treatment. There were no Grade 5 events.

Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025

[1]For class overview and sources, see slide NETs trials.

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Select Adverse Events of Special Interest

Superior tolerability profile demonstrated with [^{212}Pb]VMT-α-NET

Event	Agent	Grade ≥3 / All events	Comment
TEAEs	AlphaMedix	54% / 100%	VMT-α-NET: Fewer high grade events
	VMT-α-NET	38% / 100%	
Nausea	AlphaMedix	3% / 94%	AlphaMedix: additional GI-related complications reported included decreased appetite (46%), abdominal pain (34%), and weight decreased (23%)
	VMT-α-NET	63%	
Vomiting	AlphaMedix	29%	AlphaMedix: one Grade 2 event led to permanent discontinuation
	VMT-α-NET	2% / 13%	
Dysphagia	AlphaMedix	3% / 49%	AlphaMedix: events reported to be persistent and in many cases relief was provided by Botox injection to the lower esophageal sphincter
	VMT-α-NET	Not observed	
Renal events	AlphaMedix	17% / 37%	VMT-α-NET: eight incidences of Grade 1 increase in creatinine; 5 resolved, 3 stable and being observed
	VMT-α-NET	No serious renal complications reported	
Lymphopenia	AlphaMedix	26% / 31%	
	VMT-α-NET	18% / 36%	
Anemia	AlphaMedix	Not disclosed at ESMO 2025	
	VMT-α-NET	38%	

Darker segment of each bar represents Grade 3 or higher events, lighter segment represents all events.
For class overview and sources, see slide NETs trials.

PERSPECTIVE® THERAPEUTICS

VMT-α-NET's Compelling Profile Supports Potential Registration Study at Current Dose Level

Well-Tolerated Safety Profile

Superior safety profile vs. approved and development-stage agents[1]

Supports combination potential with established cancer medicines

Early Responses with Deepening Over Time[2]

5 mCi dose shows potential best-in-class overall profile

Majority of patients remain on study; continue to achieve deepening responses

NEXT STEPS

Data updates for 5 mCi expected throughout 2026

Ongoing dosing of 6 mCi (Cohort 3) for optionality

Registration trial pending consultation with regulators

Expansion potential into other tumor types including breast and SCLC

[1]For class overview and sources, see slide NETs trials.
[2]Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

Checkpoint Inhibitors Transformed Care of Melanoma but Leave Many Patients Behind



Whole body PET scan of a metastatic melanoma patient using VMT02

Need to Extend Checkpoint Reach

~40-60%
of patients do not respond to PD-1/PD-L1 blockade[1]

50%
1-year survival rate for metastatic melanoma[2]

Treatment Resistance
disease progression for many responders

Radiotherapy Can Help Improve Response

MC1R highly expressed on melanoma and not normal tissue

Radiotherapies can trigger cell death and drive immune response

Precision Approach can expand responders and reduce toxicity

[1]Long GV, et al. Overall Survival and Response with Nivolumab and Relatlimab in Advanced Melanoma. *NEJM Evid.* 2023;2(4):EVIDoa2200239. doi:10.1056/EVIDoa2200239 ;[2]SEER*Explorer: Surveillance Research Program, National Cancer Institute; 2024 Apr 17. cited 2024 Sep 25

PERSPECTIVE® THERAPEUTICS

VMT01: Potential First-in-Class ^{212}Pb Therapy Targeting MC1R for Melanoma

Disease with High Unmet Needs

High MC1R expression more common in advanced melanoma[1]

Phase 1 imaging study at Mayo Clinic supported patient selection using [^{203}Pb]VMT01 and [^{68}Ga]VMT02

Clinically Evaluating Mono and Combo Approaches

In Phase 1/2 as a monotherapy and combined with nivolumab

VMT01 showed synergistic effects with nivolumab in mouse models

Advancing in Phase 1/2 Dose Finding Study

First patient dosed with combination in March 2025

Treatment ongoing with VMT01 3.0 mCi as monotherapy and in combination with nivolumab

Fast Track Designation

[1]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702;

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma



Phase 1 Dose-finding*
Phase 2 Expansion
Enrolling up to 9
Cohort 1
VMT01
3 mCi x 3
n = 7
Enrolled
Cohort 2
VMT01
5.0 mCi x 3
n = 7
Enrolled
Cohort 3
VMT01
1.5 mCi x 3
n = 5
Cohort 4
VMT01
TBD mCi x 3
n = 3 – 12
RP2D
Expansion Cohort
VMT01
RP2D mCi x 3
nivolumab
(480mg every 4 weeks)
Enrolled
Cohort 1
VMT01/nivo
1.5 mCi x 3
n = 2
Enrolling up to 12
Cohort 2
VMT01/nivo
3.0 mCi x 3
n = 5
Cohort 3
VMT01/nivo
TBD mCi x 3
n = 3 – 12
Expansion Cohort
VMT01/nivolumab
RP2D mCi x 3

*Additional patients may be enrolled in up to 2 cohorts in dose-finding and up to 2 cohorts in expansion
For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05655312

Preliminary Anti-tumor Activity Observed at Lower Dose of VMT01

Preclinical studies suggest that lower doses may stimulate the immune system and help maintain stable disease



~2 – 5 mos[1]
Observed PFS for heavily pre-treated melanoma patients
3.0 mCi
5.0 mCi
First Response
Confirmed Response
Disease Progression
Death
03-102
04-103
03-104
01-107
04-113
03-114
01-116
03-105
14-118
02-117
0
10
20
30
40
50
60
70
80
Weeks since first dose
Durable, long-term stable disease achieved in patients with a median of **5 prior lines of systemic therapy** (including a median of **3 prior lines of IO**)

Lighter portions of each bar signify transition of the patient to follow-up period (begins ~24 weeks after first dose). Patient 03-104 discontinued follow-up (without PD).

[1]Sources available on slide Refractory Metastatic Melanoma Trials.

Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE THERAPEUTICS

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 2 Patients)

Preferred Term	Cohort 1 (monotherapy) [212Pb]VMT01 3mCi (N=3)	Cohort 2 (monotherapy) [212Pb]VMT01 5mCi (N=8)	Cohort 3 (monotherapy) [212Pb]VMT01 1.5mCi (N=4)	Cohort 1 (combination) [212Pb]VMT01 1.5mCi+Nivo (N=1)	Total (N=16)
Subjects with at least 1 TEAE	3 (100.0)	7 (87.5)	2 (50.0)	1 (100.0)	13 (81.2)
Nausea	2 (66.7)	4 (50.0)	-	1 (100.0)	7 (43.8)
Anaemia	3 (100.0)	2 (25.0)	-	-	5 (31.2)
Fatigue	-	3 (37.5)	1 (25.0)	1 (100.0)	5 (31.2)
Abdominal pain	-	2 (25.0)	-	1 (100.0)	3 (18.8)
Dyspnoea	1 (33.3)	2 (25.0)	-	-	3 (18.8)
Lymphocyte count decreased	2 (66.7)	1 (12.5)	-	-	3 (18.8)
Aspartate aminotransferase inc	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Back pain	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Constipation	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Cough	-	2 (25.0)	-	-	2 (12.5)
COVID-19	2 (66.7)	-	-	-	2 (12.5)
Hyperglycaemia	1 (33.3)	1 (12.5)	-	-	2 (12.5)
Hypoalbuminaemia	1 (33.3)	1 (12.5)	-	-	2 (12.5)
Hypoglycaemia	-	2 (25.0)	-	-	2 (12.5)
Hyponatraemia	2 (66.7)	-	-	-	2 (12.5)
Muscular weakness	1 (33.3)	1 (12.5)	-	-	2 (12.5)
Platelet count decreased	2 (66.7)	-	-	-	2 (12.5)
Pleural effusion	-	1 (12.5)	-	1 (100.0)	2 (12.5)
Vomiting	-	1 (12.5)	1 (25.0)	-	2 (12.5)

Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE® THERAPEUTICS

VMT01 is Well-tolerated with Initial Anti-tumor Activity Supporting Further Development

Well-tolerated at Doses Studied[1]

Well-tolerated with no DLTs observed at 1.5 mCi, 3 mCi or 5 mCi

Prolonged PFS was observed at the 3 mCi activity level

Early Data In Line with Preclinical Findings

Preliminary anti-tumor activity may be due to immunostimulatory effect

Supported by preclinical data for VMT01 plus checkpoint inhibitors

NEXT STEPS

Exploring 3 mCi dose for both monotherapy and nivolumab combination

Phase 1 dose escalation monotherapy and combination data expected mid-2026

[1]Morris ZS et al, Poster Presentation at ASCO 2025. Full presentation available here. Data cut-off date April 21, 2025.

PERSPECTIVE THERAPEUTICS

FAP-α is an Attractive Cancer Target with Broad Solid Tumor Potential

FAP-α Contributes to Poor Patient Outcomes


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-intestine Ca
Prostate Ca

Associated with aggressive cancers

Poor drug penetration due to dense, fibrotic tumor environment

Immune suppression by tumor stroma

New Approach to Treating Solid Tumors

Highly expressed on tumors and surrounding cells

Synergistic potential with standards of care

Potential to reshape tumor environment

No approved therapies targeting FAP-α, with several clinical candidates in development

| Kratochwil et al., JNM, 2019

PSV359: Potential First-in-Class ^{212}Pb Therapy Targeting FAP-α for Solid Tumors

Untapped Approach with Strong Scientific Rationale

FAP-α is abundantly expressed on the surface of cancer-associated fibroblasts

Associated with majority of solid tumors due to expression in cancer cellular matrix

Promising Profile by Clinical Imaging

PSV359 uses a novel peptide for robust penetration and ideal clearance properties

First-in-human imaging in patients with FAP-expressing cancer showed differentiated potential[1]

Advancing in Phase 1/2a Trial

First patient dosed in study for advanced solid tumors in April 2025

Initial Phase 1 data expected late 2026

Planning for expansion into multiple large-tumor types underway

[1]World Molecular Imaging Congress 2024 abstract #82

PERSPECTIVE® THERAPEUTICS

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors



Phase 1 Dose-finding
Phase 2 Expansion
Enrolled
Cohort 1
2.5 mCi x 4
n = 2
Enrolling up to 8
Cohort 2
5.0 mCi x 4
n = 3
Cohort 3
TBD mCi x 4
n = 3 – 8
Cohort 4
TBD mCi x 4
n = 3 – 8
RP2D
Expansion Cohort A
FAP tumor expressor
RP2D mCi x 4
Expansion Cohort B
FAP stroma expressor
RP2D mCi x 4

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT06710756

PERSPECTIVE THERAPEUTICS

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

[^{203}Pb]PSV359 First-in-human of Imaging in 16-yr-old Male with FAP-Expressing Chondroblastic Osteosarcoma


1 hour
4 hour
18 hour

[^{203}Pb]PSV359 showed:

- rapid tumor uptake
- fast renal clearance
- low accumulation in organs
- long tumor retention

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain


Composition of Matter
Methods of Imaging and Treating
Chelator
PERSPECTIVE THERAPEUTICS
Manufacturing
Isotope

PERSPECTIVE THERAPEUTICS

Strong financial position

Funding into late 2026

Cash, cash equivalents and short-term investments as of December 31, 2025	~$144 million
Share count as of December 31, 2025	~74.3 million
Outstanding common stock warrants & options as of December 31, 2025	~10.9 million

Based on our current plans, which include advancing current clinical programs, progressing multiple pre-IND assets towards clinical trials, as well as building out regional manufacturing sites, we expect to have sufficient funding into late 2026.[1]

[1]Based on preliminary, un-audited estimates of cash, cash equivalents and short-term investments as of December 31, 2025

Phase 1/2 Data Expected Across All 3 Clinical Programs in 2026

Strong balance sheet with runway into late 2026, through key clinical readouts, preclinical activities and site builds

	Early 2026	Mid 2026	Late 2026	2027
VMT-α-NET *(SSTR2)*	**Phase 1/2a data update** ✓	**Phase 1/2a data update**	**Phase 1/2a data update**	**24-mos Phase 1/2a data**
VMT01/02 *(MC1R)*		**Initial Phase 1/2a data**		
PSV359 *(FAP-α)*			**Initial Phase 1/2a data**	



Abbreviations

AE: adverse event
ALP: alkaline phosphatase
ALT: alanine transaminase
ASCO: American Society of Clinical Oncology
ASCO-GI: ASCO Gastrointestinal Cancers Symposium
AST: aspartate aminotransferase
AUC: area under the curve
CR: complete response
CT: computed tomography
Cmax: peak concentration
DLT: dose limiting toxicities
DOR: duration of response
ENETS: European Neuroendocrine Tumor Society
ESMO: European Society of Medical Oncology
FAP-α: fibroblast activation protein alpha
FDA: U.S. Food and Drug Administration
GEP-NETs: gastroenteropancreatic-NETs
IO: immuno-oncology
ICI: immune checkpoint inhibitor
MBq: megabecquerel
MC1R: melanocortin 1 receptor
mCi: millicurie
MTD: maximum tolerated dose
NANETS: North American Neuroendocrine Tumor Society
NETs: neuroendocrine tumor
OBD: optimal biological dose
ORR: objective response rate
OS: overall survival
Pb: lead
PD: progressive disease
PD-1: programmed cell death receptor-1
PD-L1: programmed cell death 1 ligand
PFS: progression free survival
PR: partial response
PRRT: peptide receptor radionuclide therapy
RP2D: recommended phase 2 dose
SAE: serious adverse event
SCLC: small cell lung cancer
SD: stable disease
SOC: standard of care
SPECT: single-photon emission computed tomography
SSTR2: somatostatin receptor type 2
SUV: standardized uptake value
TEAE: treatment emergent adverse events
Tmax: time to maximum concentration
TLA: total lesion activity
TRAE: treatment related adverse events
uPR: unconfirmed partial response
USPI: U.S. prescribing information

PERSPECTIVE THERAPEUTICS

APPENDIX

Deeply Experienced Management Team in Radiopharmaceuticals and Drug Development



20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy

Thijs Spoor
Chief Executive Officer

University of Toronto · Columbia Business School · Verifi H2O · Viewpoint molecular targeting · KBP Biosciences · AzurRx · Fluoro Pharma · GE



20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings

Markus Puhlmann, MD MBA
Chief Medical Officer

LMU · Georgetown University · Viewpoint molecular targeting · Seagen · Merck · Bayer · Amgen



20+ years industry and research experience in radiopharmaceuticals; co-founder Viewpoint MT & inventor of Perspective products

Michael Schultz, PHD
Chief Science Officer

Florida State University · Iowa · Viewpoint molecular targeting



An accomplished financial leader with over 30 years of experience in the life sciences sector, including four prior CFO roles at life sciences companies.

Joel Sendek
Chief Financial Officer

Forward Pharma · Sema4 · Dewpoint Therapeutics · Spero Therapeutics · Lazard · Stifel · Oppenheimer



20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries

Jonathan Hunt
Chief Accounting Officer

BYU · isoray · Vivid learning systems · Hypercom · Circle K · ConocoPhillips · pwc



20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals

Amos Hedt
Chief Business Strategy Officer

Swinburne · University of Melbourne · Viewpoint molecular targeting · Clarity Pharmaceuticals · patrys · CSL

PERSPECTIVE THERAPEUTICS

NETs Trials

	^{177}Lu-DOTATATE	^{177}Lu-DOTATATE	^{177}Lu-EDOTREOTIDE[5]	^{212}Pb-DOTAMTATE[7]	^{225}Ac-DOTATATE[8]
Study	NETTER-1[1,2] Randomized 2:1 (+/-octreotide) N = 229	NETTER-2[4] Randomized 2:1 (+/-octreotide) N = 226	COMPETE Randomized 2:1 (vs everolimus) N = 309	Phase II Single arm N=35	ACTION-1 Phase Ib/III Phase Ib: Single arm N=17
Dose Level (administered)	4 x Q8W | 200 mCi	4 x Q8W | 200 mCi	4x Q3 months | 200 mCi	4 x Q8W | 67.6 µCi/kg	4 x Q8W | 3.2 uCi/kg (Ph 3 dose is fixed 10.2 MBq)
Patient Population	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETS
Prior PRRT	0%	0%	0%	0%	100%
Median time from dx	3.8 years	1.9 months	n/a	3.8 years	5 years
Performance Status	Karnofsky Performance Scale Median was 90	Karnofsky Performance Scale 83% at 90-100	n/a	n/a	ECOG 0 (59%), 1 (41%)
Histology	Well differentiated G1 (66%), G2 (35%)	Well differentiated G2 (73%), G3 (27%)	Well differentiated G1 (21/28%), G2 (79/72%)	Well differentiated G1 (23%), G2 (66%), G3/unknown (11%)	Well differentiated G1 (47%), G2 (53%)
Median PFS	28.4 vs 8.5 months[3]	22.8 vs 8.5 months	23.9 vs 14.1 months	72.3% at 36 months	NE (95% CI: 12 months, NE)
ORR (CR/PR)	13% (1%/12%) vs. 4% (0%/4%)	43% (5%/38%) vs. 9% (0%/9%)	21.9% vs 4.2%	60%	29.4% confirmed 41.2% (6%/35%) w/ unconfirmed
AEs (>20%)	Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities	Nausea, diarrhea	Nausea, asthenia	Fatigue, nausea, alopecia, appetite↓, diarrhea, abdominal pain, lymphopenia, vomiting, weight↓, dysphagia	Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities
Grade 3+ (>10%)	Lymphopenia (44%), GGT↑ (20%)	TEAE: 35%	TEAE: 48%[6] (individual events not specified)	TEAE: 54% Lymphopenia (26%) Renal events (17.1%)	TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%)
Other notes	5 ^{177}Lu treated patients withdrew due to renal-related events	Nephrotoxicities 13 (8.8%) vs. (2.0%)	1 G2 SAE of myelodysplastic syndrome	Dysphagia treated with Botox injection or minimally invasive surgery	4 patients experienced TEAEs leading to dose modification, hold, and/or delay

[1]USPI; [2]DOI: 10.1056/NEJMoa1607427; [3]NANETS 2021; [4]DOI: 10.1016/S0140-6736(24)00701-3; [5]ESMO 2025; [6]ENETS 2025; [7]ESMO 2025; [8]ASCO 2024

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Baseline Patient Characteristics in ASCO-GI 2026 Data Analysis

Age [years]	Median	63
	Range	37-78
Sex [n, (%)]	Female	22 (39)
	Male	34 (61)
Race [n, (%)]	White	51 (91)
	Black	1 (2)
	Asian	2 (4)
	Multiple	2 (4)
ECOG Performance Status [n, (%)]	0	43 (77)
	1	13 (23)
Time from dx to enrollment [mos]	Median, Range	40, 7-317

Tumor type [n, (%)]	• Gastroenteropancreatic (GEP)-NET	53 (95)
	• Pancreatic GEP-NET	20 (36)
	• Non-pancreatic GEP-NET	33 (59)
	• Bronchial NET	2 (4)
	• Pheochromocytoma/paraganglioma	1 (2)
Grade [n, (%)]	G1	11 (20)
	G2	39 (70)
	G3	6 (11)
No. prior syst rx	Median, Range	1, 0-2
Prior systemic therapies [n, (%)]	Somatostatin Analogues	50 (89)
	Small molecule (e.g., sunitinib)	6 (11)
	Immunotherapy	2 (4)
	Chemotherapy	14 (25)

Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

Patient Exposure and Follow-up with [^{212}Pb]VMT-α-NET in ASCO-GI 2026 Data Analysis

	Cohort 1 2.5 mCi n = 2	Cohort 2 5 mCi First Half n = 23	Cohort 2 5 mCi Second Half n = 23	Cohort 3 6 mCi n = 8	All Patients Treated n = 56
Exposure (doses) n (%)					
1	--	3 (13)	2 (9)	--	5 (9)
2	--	--	1 (4)	4 (50)	5 (9)
3	--	--	2 (9)	4 (50)	6 (11)
4	2 (100)	20 (87)*	18 (78)	--	40 (71)
Follow-up					
Median (wks)	96	48	34	17	40
Range (wks)	95-97	6-96	6-46	10-20	6-97

Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Durable Disease Control Across All Doses

Time to best response still emerging with majority of patients remaining on study



2.5 mCi
5.0 mCi (≥1 non SSTR2+ lesions)
5.0 mCi (all lesions SSTR2+)
Nadir in tumor size
Confirmed response
PD
Death
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Weeks after first treatment

Darker segment of each bar represents treatment period, lighter segment represent time on study post the treatment period. Cohort 1 patient have entered long-term follow-up for safety only.
One patient passed away for sequela of metastatic neuroendocrine tumors. The patient was a stable disease by RECIST at the time of the death event.
Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Signal of Sustained Anti-tumor Activity

Activity regardless of SSTR2 expression profile, stronger signal in patients whose tumors are all SSTR2+



Best % change in sum of diameters from baseline
2.5 mCi
5.0 mCi (≥1 non SSTR2+ lesions)
5.0 mCi (all lesions SSTR2+)
Scan
Most recent scan
End of efficacy follow-up
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Weeks after first treatment

One patient had a non-evaluable scan post baseline scan and therefore not included in this chart.
Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

Patient with Confirmed PR After [^{212}Pb]VMT-α-NET Treatment

Diagnostic contrast enhanced CT


Baseline
Post cycle 4, SD
Week 36, PR
Week 48, cPR

Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

Blood Creatinine During Follow-up for All Patients Treated (n=56)



Creatinine (mg/dL)
5
4
3
2
1
0
0
8
16
24
32
40
48
56
64
72
80
88
96
Study Week

Blood creatinine increase was reported as an AE in 8 subjects and were Grade 1 only. Five have recovered. Three are still ongoing.
Halfdanarson TR et al, Presentation at ASCO-GI 2026. Full presentation available here. Data cut off date December 10, 2025.

Refractory Metastatic Melanoma Trials

	Lifileucel	Relatlimab + Nivolumab	Ipilimumab ± Nivolumab	Ipilimumab + Pembrolizumab	Lenvatinib + Pembrolizumab
Study	C-144-01, open label[1] N=73 (65% of ITT)	RELATIVITY-020, open label[3] N = 351 (D1) + 163 (D2)	SWOG S1616, RCT[4] N= 68 (combo):23 (I only)	Open label[6] N=70	LEAP-004, open label[7] N=103
Patient population					
Performance status	ECOG: 0 (71%)	D1 – ECOG: 0 (69%) D2 – ECOG: 0 (68%)	ECOG: 0 (65%)	n/a	ECOG: 0 (60%)
Median lines of prior tx	3 (2 prior I/O)	D1 : 2 | D2: 3	n/a	1	2
Prior ICI (%)	100%	100%	~90%	100%	91%
Prior BRAF inhibitor	27.4% (all BRAFm+)	D1: 52 treated /68 BRAFm+ D2: 39 treated /62 BRAFm+	1 pt in each arm	5 treated pre IO/20 BRAFm+	35 treated / 38 BRAFm+
ORR	31.5%	D1: 12% | D2: 9%	28% vs 9%	29%	21.4%
DoR (months)	NR (56.5% ≥ 6 months)	D1: NR (6 months: 92%) D2: 12.8 (6 months: 85%)	40.9 months in the combo 47% ≥ 6 months w/combo	16.6 months	8.3 months
SD	48%[2]	D1: 29% | D2: 31%	20% vs 13%[5]	n/a	45%
mPFS (months)	4.1[2]	D1: 2.1 (6 months PFS: 29%) D2: 3.2 (6 months PFS: 28%)	3.0 vs 2.7[5] 6 months PFS: 34% vs 13%	5	4.2
AEs Grade 3+ (>10%)	Febrile neutropenia, pyrexia, infection, hypoxia, hypotension	Any AE: 41% (D1), 43% (D2) TRAE: 15% (D1), 13% (D2)	TRAE: 57% vs 35% Diarrhea	TRAE: 27%	TRAE: 46% Hypertension
Notes	Treatment related mortality: 7.5% Cytopenia ≥G3 ≥30 days: 45.5%	AEs → discont: 12% (D1), 10% (D2)	AEs → discont: 29% vs 17%	AEs → discont: 13%	AEs → discont: 8%

[1]USPI; [2]doi:10.1136/jitc-2022-005755; [3]doi:10.1200/JCO.22.02072; [4]doi:10.1200/JCO.21.00079; [5]https://www.onclive.com/view/second-line-nivolumab-plus-ipilimumab-improves-pfs-in-advanced-melanoma; [6]doi:10.1038/s41591-023-02498-y; [7]doi:10.1200/JCO.22.00221

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.
The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

ICI Combo Rationale: Strong Synergy with [^{212}Pb]VMT01 in Melanoma

Demonstrated in well-established B16:F10 melanoma mouse model

Single dose VMT01 + Dual ICI vs. Dual ICI (anti-CTLA4 + anti-PD-1)[2]



Percent Survival
100
80
60
40
20
0
0
10
20
30
40
50
60
70
80
Days
Control
Dual ICIs
212Pb α-therapy
212Pb α-therapy + dual ICIs

Single dose VMT01 + anti-PD-1 vs. Single dose VMT01 + dual ICI



Percent Survival
100
80
60
40
20
0
0
10
20
30
40
50
60
Days
Control (n=8)
PD-1 (n=7)
a-PD-1/a-CTLA-4 (n=7)
[212Pb]VMT01(n=7)
[212Pb]VMT01/a-PD-1 (n=7)
[212Pb]VMT01/a-PD-1/a-CTLA-4 (n=8)
*
**
*
ns

Single dose VMT01 + anti-PD-1 ICI
71% complete response rate

Key Takeaways:

- Single dose of VMT01 in combination with ICI significantly arrested melanoma tumor growth and extended survival
- >70% complete and durable response with PD-1 immunotherapy combination in a model highly resistant to checkpoint inhibitors[3]

Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply

Immunocompetent mouse B16:F10 melanoma model
1Li et al., Mol. Pharm., 2019; 2Li et al., Cancers, 2021 3 Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *p<0.05, **p<0.01, ns: non-significant

PERSPECTIVE® THERAPEUTICS

Regional Manufacturing Allows Commercialization of ^{212}Pb-labeled Finished Products

The "network effect" designed to ensure reliable commercial supply for ready-to-administer therapeutics

Sites	Today	2027-8 [1]	2029	Population Radius ~11 hrs
Coralville, IA	☑	☑	☑	Clinical Supply
Somerset, NJ	☑	☑	☑	75 m
Chicago, IL	*In progress*	☑	☑	66 m
Los Angeles, CA	*In progress*	☑	☑	48 m
Houston, TX	*In progress*	☑	☑	37 m
Potential Locations				
Atlanta, GA			☑*tbc*	57 m
Orlando, FL			☑*tbc*	31 m

Top 6 sites cover
>90% US population
within a one half-life (11 hr) delivery radius[2]


CATX Manufacturing Facilities
Operational facility
Buildout in progress
Potential site
Delivery Radius (road) within 1 half-life of 212Pb (11 hrs)

[1]Based on current Company Plans and estimates; [2]Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary

PERSPECTIVE THERAPEUTICS

Strong intellectual property portfolio

Perspective-owned/Exclusively-licensed IP

13 Issued Patents (expiry in 2036-2044, with potential PTE)

- Composition of matter for radiopharmaceutical compounds targeting SSTR2, FAP-α, and MC1R
- System and methods for generating Pb-212 radionuclide
- Composition and methods for creating radiopharmaceutical compounds using Pb-specific chelators
- Methods of combination therapies

3 Allowed Patent Applications

Composition of matter for radiopharmaceutical compounds targeting SSTR2 and FAP-α

75 Pending Patent Applications (including 8 provisional, 12 PCT, and 55 national)

- Radionuclide purification and generation technology
- Chelators
- Radiopharmaceutical compounds targeting SSTR2, FAP-α, MC1R, and PSMA
- Pre-targeting technology
- Methods of imaging and treatment

IP Portfolio covers all aspects of radiopharmaceutical value chain

Potential for Orphan Drug Designation

Perspective's proprietary chelator has been optimized for lead-based RPTs

Generic chelators have not been optimized for Pb isotopes, potentially compromising safety, efficacy and manufacturing efficiency

PSC[1]



NET 0
$^{212}Pb^{2+}$

PERSPECTIVE THERAPEUTICS

- ✓ Designed specifically for Pb isotopes
- ✓ Optimized for **rapid renal clearance** through neutralized formal charge
- ✓ Improves radiolabeling, receptor binding & internalization
- ✓ **Retains ~95% of ^{212}Bi** reducing off-target toxicity potential[1]

DOTA



NET 2-
$^{212}Pb^{2+}$

TCMC



NET 2+
$^{212}Pb^{2+}$

Generic Chelators

- Charged molecules are **more likely to be reabsorbed by kidneys**[2]
- **Leak ^{212}Bi alpha-emitting daughter up to 36%**[3]

[1]Li M, et al. *Curr Med Chem*. 2020; [2]Vegt E, et al. J Nucl Med. 2010; [3]Mirzadeh et al., *Radiochimica Acta*, 1993.

PERSPECTIVE® THERAPEUTICS

^{212}Pb Isotope Decay Chain and Importance of the Pb-specific Chelator



Isotope Supply
228Th
Thorium
1.9 y
α
224Ra
Radium
3.6 d
α
220Rn
Radon
1 m
α
216Po
Polonium
0.1 s
α
Production
212Pb
Lead
10.6 h
Therapy
β
212Bi
Bismuth
61 m
α
208Tl
Thallium
3 m
β
212Po
Polonium
0.1 µs
α
β
208Pb
Lead
Stable

Where the drug goes = where the alpha particle is deposited



212Bi

- Perspective's proprietary chelator retains ~95% of ^{212}Bi after transition in drug formulation[1]
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%[2]

[1]Li M, et al. *Curr Med Chem*. 2020; [2]Mirzadeh et al., *Radiochimica* Acta, 1993

^{225}Ac Isotope Decay Chain and Potential for Off-target Toxicity



Isotope Supply
Production
Therapy
225 Ac Actinium 10 d
221 Ra Radium 28 s
221 Fr Francium 5 Min
217 Rn Radon 0.5 ms
217 At Astatine 32 ms
213 Po Polonium 4.3 µs
209 Bi Bismuth 2×10^19 y
213 Bi Bismuth 46 m
209 Pb Lead 3.3 h
205 Tl Thallium stable
209 Tl Thallium 2 m
α
β
Potential for Off-Target Toxicity

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds



221Fr
217At
213Bi
213Po



α
O
OH
R
NH
N
225Ac
Target Organs
Liver
Kidneys
β

PERSPECTIVE THERAPEUTICS

^{212}Pb hits tumors hard and fast and disappears

^{212}Pb is a "high dose rate" alpha emitter with a short half life – energy is deposited rapidly to tumor and then gone

Comparative alpha Particle Decay Over Time[1]



Delivering alphas faster while drug and isotope tumor retention is high enables a better therapeutic index: greater efficacy with less off target toxicity
~80% of total 212Pb/212Bi alphas delivered to tumor within 24 hrs
~6% of total 225Ac alphas within 24 hrs
225Ac on tumor: It takes 23 days to deliver 80% of alphas
Unbound alphas – potential for toxicity
Comparative alpha decays
0
12
24
36
48
60
72
Hours Post administration

- "Activity" is measured in decays per second, so depends on isotope half-life
- Due to its relative half-life, ^{212}Pb will likely be administered at 20 times the ^{225}Ac activity
- ^{225}Ac is administered in smaller activities due to its 10 day half-life and the total alpha decays from its daughters
- Most drugs stay bound to tumor for only a limited time – this directly affects the amount of radiation that can be delivered
- The effectiveness of longer-lived isotopes therefore diminishes over time as the alphas "wash out" from the tumor

[1] Representative activity administrations only, based on clinical projections – company estimates